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                                                                    Exhibit 10.2

                                 AMENDMENT NO. 1

                          dated as of November 1, 2003

                                      among

                     AMERICREDIT MTN RECEIVABLES TRUST III,
                                   as Debtor,

                      AMERICREDIT FINANCIAL SERVICES, INC.,
                          as Servicer and as Custodian,

                           MBIA INSURANCE CORPORATION,
                                 as Note Insurer

                         MERIDIAN FUNDING COMPANY, LLC,
                                  as Purchaser

                                       and

                              JPMORGAN CHASE BANK,
                               as Collateral Agent

                                       to

                        SERVICING AND CUSTODIAN AGREEMENT

                          dated as of February 25, 2002

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          AMENDMENT NO. 1, dated as of November 1, 2003 (the "Amendment"), among
AMERICREDIT MTN RECEIVABLES TRUST III (the "Debtor"), AMERICREDIT FINANCIAL SERVICES, INC., in its capacities as Servicer (in such capacity, the "Servicer") and Custodian (in such capacity the "Custodian"), MBIA INSURANCE CORPORATION, as
Note Insurer (the "Note Insurer"), MERIDIAN FUNDING COMPANY, LLC, as Purchaser (the "Purchaser"), and JPMorgan Chase Bank, as Collateral Agent (the "Collateral Agent"), to the Servicing and Custodian Agreement dated as of February 25, 2002 (the "Servicing Agreement"), among AFS, as Servicer and Custodian, the Debtor and the Collateral Agent.

          WHEREAS, Section 6.7(a) of the Servicing Agreement permits amendment of the Servicing Agreement by the Debtor, the Servicer, the Custodian, the Note Insurer, the Purchaser and the Collateral Agent (the "Parties") upon the terms and conditions specified therein;

          WHEREAS, the Parties wish to amend the Servicing Agreement.

          NOW, THEREFORE, the Parties agree that the Servicing Agreement is hereby amended effective as of the date hereof as follows:

     Section 1. Definitions. Each term used but not defined herein shall have the meaning assigned to such term in the Servicing Agreement.

     Section 2. Amendment to Section 2.2 (Collection of Receivable Payments; Modifications of Receivables; Lock-Box Agreements). Clause (d) of Section 2.2 is deleted in its entirety and is replaced with the following:

          (d) The Servicer shall remit all payments by or on behalf of the Obligors received directly by the Servicer to the Lock-Box Bank for deposit into the Lock-Box Account and for transfer to the Collection Account in accordance with Section 2.2(c) hereof, in either case, as soon as practicable, but in no event later than the second Business Day after receipt thereof.

     Section 3. Separate Counterparts. This Amendment may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 4. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICTS OF LAW PROVISIONS.

     Section 5. Binding Effect; Ratification of Servicing Agreement.

     (a) This Amendment shall become effective as of the date first set forth above, when counterparts hereof shall have been executed and delivered by the parties hereto, and thereafter shall be binding on the parties hereto and their respective successors and assigns.

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     (b) On and after the execution and delivery hereof, (i) this Amendment shall be a part of the Servicing Agreement and (ii) each reference in any Transaction Document (as defined in the Insurance Agreement) to the Servicing Agreement shall mean and be a reference to the Servicing Agreement as amended hereby.

     (c) Except as expressly amended hereby, all provisions of the Servicing Agreement shall remain in full force and effect and are hereby ratified and confirmed by the parties hereto.

                                       2

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          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth on the first page hereof.

                           AMERICREDIT MTN RECEIVABLES TRUST III

                           By: DEUTSCHE BANK TRUST COMPANY
                               DELAWARE, not in its individual capacity but
                               solely as Owner Trustee on behalf of the Issuer


                           By:
                               -------------------------------------------------
                               Name:
                               Title:


                           AMERICREDIT FINANCIAL SERVICES, INC.,
                              as Servicer and as Custodian


                           By:
                               -------------------------------------------------
                               Name:
                               Title:


                           MBIA INSURANCE CORPORATION,
                              as Note Insurer,


                           By
                              --------------------------------------------------
                              Name:
                              Title:


                           MERIDIAN FUNDING COMPANY, LLC,
                              as Purchaser


                           By
                              --------------------------------------------------
                              Name:
                              Title:


                           JPMORGAN CHASE BANK,
                              as Collateral Agent


                           By
                              --------------------------------------------------
                              Name:
                              Title: